UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 25, 2007
POLARIS INDUSTRIES INC.
(Exact name of Registrant as specified in its charter)

Minnesota (State of Incorporation)	1-11411 (Commission File Number)	41-1790959 (I.R.S. Employer Identification No.)
2100 Highway 55
Medina, Minnesota 55340
(Address of principal executive offices)
(Zip Code)
(763) 542-0500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐; Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Senior Executive Annual Incentive Compensation Plan
Long Term Incentive Plan, as Amended and Restated
Supplemental Retirement/Savings Plan, as Amended and Restated
Deferred Compensation Plan for Directors, as Amended and Restated
Amendment to Employment Agreement
Form of Amendment to Change in Control Agreement

Item 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
(e)	Amendment and Restatement of Certain Plans and Amendment of Certain Agreements to Comply with Section 409A of the Internal Revenue Code.
     On October 25, 2007, the Board of Directors (the “Board”) of Polaris Industries Inc. (the “Company”), upon the recommendation of the Compensation Committee of the Board (the “Compensation Committee”), approved the amendment and restatement of the following plans to be effective January 1, 2008:
•	Polaris Industries Inc. Senior Executive Annual Incentive Compensation Plan (the “Senior Executive Plan”), a copy of which was previously filed as Exhibit 10.q to the Company’s Annual Report on Form 10-K for the year ended December 31, 2005;

•	Polaris Industries Inc. Long Term Incentive Plan (the “LTIP”), a copy of which was previously filed as Exhibit 10.r to the Company’s Annual Report on Form 10-K for the year ended December 31, 2005;

•	Polaris Supplemental Retirement/Savings Plan (the “SERP”), a copy of which was previously filed as Exhibit 10(b) to the Company’s Annual Report on Form 10-K for the year ended December 31, 2002; and

•	Polaris Industries Inc. Deferred Compensation Plan for Directors (the “Director Plan”), a copy of which, as amended and restated, was previously filed as Exhibit 10.g to the Company’s Current Report on Form 8-K filed on April 26, 2005.
     On October 25, 2007, the Board, upon the recommendation of the Compensation Committee, also approved the amendment (the “Amendments”) of the following agreements:
•	Employment Agreement dated January 18, 2007 by and between the Company and Thomas C. Tiller, a copy of which was previously filed as Exhibit 10.q to the Company’s Current Report on Form 8-K filed on January 18, 2007; and

•	The Change in Control Agreement entered into with executive officers of the Company, a copy of which was previously filed as Exhibit 10(q) to the Company’s Annual Report on Form 10-K for the year ended December 31, 1996.
     The purpose of the amendments was to make changes necessary to ensure that such plans and agreements comply with the final regulations under Section 409A of the Internal Revenue Code (“Section 409A”). In addition, the Senior Executive Plan, the LTIP and the SERP were amended to provide that participants in the SERP may, in the sole and absolute discretion of the Compensation Committee, elect to defer receipt of incentive compensation awarded under the Senior Executive Plan and the LTIP in accordance with the terms of the SERP.

     The foregoing description is qualified in its entirety by reference to the amended and restated plans and amendments to agreements, copies of which are attached as Exhibits 10.a through 10.f of this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits
     The following exhibits are included herewith:

Exhibit
Number	Description
10.a	Polaris Industries Inc. Senior Executive Annual Incentive Compensation Plan, as amended and restated effective January 1, 2008.

10.b	Polaris Industries Inc. Long Term Incentive Plan, as amended and restated effective January 1, 2008.

10.c	Polaris Industries Inc. Supplemental Retirement/Savings Plan, as amended and restated effective January 1, 2008.

10.d	Polaris Industries Inc. Deferred Compensation Plan for Directors, as amended and restated effective January 1, 2008.

10.e	Amendment dated October 31, 2007 to Employment Agreement dated January 18, 2007 by and between the Company and Thomas C. Tiller.

10.f	Form of Amendment to Change in Control Agreement entered into with executive officers of the Company.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Date: October 31, 2007

POLARIS INDUSTRIES INC.
/s/ Michael W. Malone
Michael W. Malone
Vice President – Finance, Chief Financial Officer and Secretary of Polaris Industries Inc.

EXHIBIT INDEX

Exhibit
Number	Description
10.a	Polaris Industries Inc. Senior Executive Annual Incentive Compensation Plan, as amended and restated effective January 1, 2008.

10.b	Polaris Industries Inc. Long Term Incentive Plan, as amended and restated effective January 1, 2008.

10.c	Polaris Industries Inc. Supplemental Retirement/Savings Plan, as amended and restated effective January 1, 2008.

10.d	Polaris Industries Inc. Deferred Compensation Plan for Directors, as amended and restated effective January 1, 2008.

10.e	Amendment dated October 31, 2007 to Employment Agreement dated January 18, 2007 by and between the Company and Thomas C. Tiller.

10.f	Form of Amendment to Change in Control Agreement entered into with executive officers of the Company.

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